DAILY GRILL
GRILL
ON THE ALLEY

GRILL CONCEPTS, INC.

GRIL
NASDAQ
LISTED

LD Micro Conference Omni Los Angeles April 29, 2008 Presented by CEO Philip Gay Exhibit 99.1

Safe Harbor Statement
This presentation includes forward-looking statements.  All statements other than statements of historical fact are forward-looking statements.  Forward-
looking statements are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected.  Among those risks, trends and uncertainties are our estimate of the sufficiency of existing capital sources, our ability to raise additional capital to fund cash requirements for future operations, competition from other restaurant concepts, our dependence on the services of certain key personnel and our ability to manage our growth successfully.  Although we believe that in making such forward-looking statements our expectations are based upon reasonable assumptions, such statements may be influenced by factors that could cause actual outcomes and results to be materially different from those projected.  We cannot assure you that the assumptions upon which these statements are based will prove to have been correct.
We cannot guarantee any future results, levels of activity, performance or achievements.  As a result, undue reliance should not be placed on the forward-
looking statements in this presentation.

• Owns and manages two complementary full-service restaurant concepts and one quick casual concept
– Fine dining
• 5 restaurants
– 2 company owned, 3 joint ventures (JVs)
– Upscale casual dining
• 24 restaurants
– 13
company owned (including Boston opening 5/5/08), 2 JVs, 8 managed and 1 licensed
– Quick Casual
• 1 company owned
• 24-year history serving freshly prepared, made-from-scratch American grill fare
Company Overview

4 2007 Year-In-Review

The GRILL
ON · THE · ALLEY

DAILY GRILL

DISTINGUISHED RESTAURANTS OF NORTH AMERICA
DiRōNA

CALIFORNIA Restaurant ASSOCIATION SINCE 1906

NATIONAL RESTAURANT ASSOCIATION

NASDAQ®

STARWOOD
HOTELS & RESORTS WORLDWIDE, INC.

Key Milestones
1984
The first “Grill on the Alley”
Hills, CA
1988 The first “Daily Grill”
1990 –
1994
Opened 5 additional California “Daily Grills”
1995
Grill  Concepts, Inc. goes public
(NASDAQ:GRIL)
The “Grill on the Alley”
Restaurant Hall of Fame
1997
The first non-California “Daily Grill”
Washington, DC
2001
Entered into strategic alliance with Starwood
Hotels
opens in Beverly
opens in Brentwood, CA
inducted into the
opens in

Key Milestones - Today
• 29 Restaurants
(of which 12 are hotel locations)
–
$68 million in consolidated sales, excluding management fees and cost reimbursements
–
$102 million system-wide restaurant sales
• Strategic acquisitions in 2007
–
HRP buyout –
acquired rights to current and future hotel management revenues
–
Downtown buyout –
acquired JV partner’s interest, converting to company-owned
restaurant
• Greater financial flexibility to fund accelerated restaurant expansion program
–
Expanded line of credit to $12 million in late 2006
–
Completed private placement offering raising gross proceeds of
$14.1 million in 2007

Experienced Management Team
Philip Gay
President & CEO
2004
Michael Weinstock
EVP
Co-founder
Robert Spivak
Director
Co-founder/Consultant
Philip Kastel
Director R&D
2006
Dmitri Fagel
Director Openings and
Development
1993
Scott Sampson
Director Finance
2007
Area Directors
5 Regional
Average 10 years
Coni Zingarelli
Director PDR
2003
Thomas Kachani
Director Purchasing
2006
SK Lynch
Director FPA
2002
Michelle
Feinstein
Director Legal Affairs
2004
Louie Feinstein
SVP-Operations
1992
John Sola
SVP-Culinary
1984
Wayne Lipschitz
VP-CFO
2006
John Laporte
VP-IT
2007
Terri Henry
VP-Marketing
2000
Steven Carter
VP-Construction
2007
Chris Gehrke
VP-HR
2004

Our Culture
• PEOPLE are our #1 asset – guests, team members,
shareholders and communities
Pride
Excellence
Opportunity
Profitability
Leadership
Enjoyment
• Employer of choice – our culture has led to significantly
lower turnover than the industry average
0%
20%
40%
60%
80%
100%
120%
Hourly Management
Industry Average
GRIL
Source:  Industry research provided by The Hay Group, as of
February 2007.
Note:  Grill Concepts data represents all restaurants open for more than 12 months, as of December 30, 2007
Annual Employee Turnover

9 Two Concepts Two Experiences

The GRILL
ON · THE · ALLEY
Famously American

The GRILL
ON · THE · ALLEY

• Traditional American Grill
– Fine dining segment
•
Average spend per person (pre tax and tip)
– Dinner $65, lunch $31, breakfast $18
• Sales mix
– Dinner 73%, lunch and breakfast 27%
– Food 66%, alcohol 28%, non-alcoholic
beverage 6%
• Guest profile
– Luxury lifestyle
– Enjoys fine dining
– Travels for pleasure frequently
– Significant income level
– Large repeat customer base
Refined Fine Dining
Note: Fiscal year 2007

The GRILL ON · THE · ALLEY

Famously American

Los Angeles Times

FOOD

In service of excellence

Exquisite Dining Experience
• Extensive menu featuring prime
steak and chops, fresh seafood
– Freshly prepared, made-from-scratch
– Expansive wine list
• Reputed power-lunch spot
• Culinary school-trained Chefs
• Sophisticated atmosphere
• Elegant presentation
• Uncompromising service,
knowledgeable staff

The GRILL
ON · THE · ALLEY
Famously American

The GRILL

12 The Grill on the Alley, Dallas Upscale Contemporary Ambiance

13 Strawberry Shortcake Prime Porterhouse Steak Popular American Grill Offerings

The GRILL
ON · THE · ALLEY
Famously American

THE WALL STREET JOURNAL.
WEEKEND EDITION

DISTINGUISHED RESTAURANTS OF NORTH AMERICA

Nation's Restaurant News
www.nrn.com

The Dallas Morning News

Los Angeles Times
WEDNESDAY, SEPTEMBER 13, 2006

“Classic American cooking and a warm welcome
make The Grill on the Alley in Beverly Hills
worth visiting again and again…
The service at The Grill is as good as it gets in L.A. –
always has been and probably always will be.”
September 13, 2006
“…The Grill on the Alley has been drawing the “let’s do lunch”
crowd… for 23 years.  The Power Tables:  The four horseshoe-
shaped booths along the back wall, 130 – 133, are where the
VIPs can be in the spotlight as they survey the goings on
in the entire dining room.”
November 18, 2006
“Steak Tartar… meat this good deserves to be appreciated
on its own, forkful by delicious forkful…
the Grill on the Alley eschews hot new foodie fads
in favor of upscale comfort fare, classically prepared.
And that’s a culinary trend to get behind.”
September 29, 2006
Restaurant Hall of Fame
Three locations honored with
distinguished DiRona Award
for fine dining
“Rave” Reviews

DAILY GRILL

For great **American food**...**Think Daily.**

DAILY GRILL

• Traditional American Grill
– Upper end of casual dining segment
•
Average spend per person (pre tax and tip)
– Dinner $35, lunch $20, breakfast $18
• Sales mix
– Dinner 59%, lunch and breakfast 41%
– Food 72%, alcohol 20%, non-alcoholic
beverage 8%
• Guest profile
– Mean age:  45
– Career focused
– High percentage of discretionary
income – mean income: $98,000
– Percent with kids: 25%
– Mean visits to a Casual Dining
Restaurant per month: 16 (9 lunch, 7 dinner)
Upscale Casual Dining
Note:  Fiscal  year 2007

DAILY GRILL
For great American food...Think Daily.

• Extensive menu featuring American classics
– Crisp salads, homemade soups, fresh
seafood, aged Midwestern Angus beef,
sumptuous desserts
– Freshly prepared, made-from-scratch
• Highly trained Chef-managed
kitchen
• Casual, yet sophisticated
atmosphere
• Friendly, attentive service,
knowledgeable staff
Excellent Dining Experience

DAILY GRILL

For great **American food...Think Daily.**

17 Downtown LA Daily Grill Multiple Dining Areas … Broad Appeal The Bar at the Long Beach Daily Grill

DAILY GRILL
For great American food...Think Daily.

18 Hummus Trio Appetizer Lobster Tail and Filet Fresh Selections … Strong Price Value Proposition

DAILY GRILL
For great American food...Think Daily.

19 Creme Brulee Iron Skillet Apple Pie

The GRILL ON THE ALLEY
DAILY GRILL

The GRILL ON THE ALLEY

DAILY GRILL

Wine
7%
Other
4%
Liquor, Beer
& Soft Bev
17%
Desserts
2%
Seafood
10%
Steaks &
Chops
14%
Poultry
7%
Pastas,
Sides &
Breakfast
6%
Appetizers
& Soups
12%
Salads
11%
Sandwiches
10%
Sales Mix
Wine
15%
Other
4%
Poultry
3%
Pastas
Sandwiches
Sides &
Breakfast
9%
Desserts
2%
Liquor, Beer
& Soft Bev
20%
Appetizers,
Soups &
Salads
16%
Seafood
11%
Steaks &
Chops
20%
Note:  Fiscal  year 2006

Strong, Growing Average Unit Sales
$3.8
$4.2
$4.6
$5.2
$5.5
$4.1
$3.7
$3.5
$3.3
$3.2
$3.1
$3.0
2002 2003 2004 2005 2006 2007
The Grill Daily Grill
($ millions)
Note: Average unit sales includes Company restaurants open at least 18 months.

Current & High Growth Target Markets
NH
ME
CA
NV
IA
MN
OK
CO
MI
MT
WA
GA
FL
NY
OH
IN
KY
VA
PA
MD
DC
DE
OR
ID
WY
KS
NE
SD
ND
UT
AZ
NM
TX
AR
MO
LA
MS
AL
TN
SC
NC
WV
IL
WI
MA
RI
CT
VT
NJ
The Grill on the Alley
Daily Grill
In Short Order – Daily  Grill
Coming Soon
Proven Portability of Concept…

The GRILL ON · THE · ALLEY

DAILY GRILL

DAILY
GRILL

Accelerating Expansion Plans
• Developing 4 to 6 new restaurants each year
– Opened 4 restaurants during 2007 – Memphis
(1)
, Seattle
(1)
, Austin and Fresno Daily Grills
– 2008 Year-to-Date - Opened In Short Order (in Seattle) and Boston Daily Grill (5/5/08)
• New unit openings currently planned through 2009 – 7 executed leases and management agreements
– The Grill on the Alley
• Aventura FL
• Westlake CA
– Daily Grills
• Tulsa OK (1)
• Annapolis MD
• LAX Westin CA
• Phoenix AZ
• Dallas TX II
Boston Daily Grill Rendering
Potential for 150+ locations for both concepts…
(1)  Managed Location

New Quick Casual Concept
• Located in the Seattle Sheraton Hotel lobby
–
Opened February 2008
• In Short Order – Daily Grill
–
Menu limited to soups, salads, beverages and desserts
–
Featuring high quality ingredients, freshly prepared food
–
Approximately 400 square feet
–
Average check anticipated between $6 and $9
–
Upscale or highly developed ambiance
–
Fills the space between casual dining and fast-food

The GRILL ON THE ALLEY

DAILY GRILL

In Short Order
DAILY GRILL
Best soup
in town!

25 New Quick Casual Concept

The GRILL
ON · THE · ALLEY

DAILY GRILL

best soup
in town!
Chicken Vegetable

26 New Quick Casual Concept

Current Unit Economics
The Grills
California
Daily Grills
Newest California
Opening
(5)
Number of units 4
(2)
6
(4)
2007
(1)
% of
Sales
2007
(1)
% of
Sales
2007
(1)
% of
Sales
Restaurant sales $5,550
100%
$3,478
100%
$4,007
100%
Food and beverage
costs
$1,674
30.2%
$952
27.4%
$1,097
27.3%
Gross margin $3,876
69.8%
$2,526
72.6%
$2,910
72.7%
Restaurant cash flow $854
15.4%
$363
10.4%
$580
14.4%
Cash investment $1,908 $1,012 $1,769
Cash-on-cash ROI 44.8% 35.9% 32.8%
Expansion Beyond California Provides Enhanced Margins
Average Restaurant Economics
($ thousands)
(1)  Twelve months ended 12/30/07, company owned and JVs
(2) Excludes Dallas (Grill) as the restaurant has been open less than 18 months
(3) Excludes Seattle (Daily Grill) and Austin (Daily Grill) as the restaurants have been open less than 18 months
(4)  Excludes Brentwood, Studio City and Universal City CA locations due to remodeling
(5)  Downtown, Los Angeles (Fresno opened November 2007, but insufficient data for comparison)
Non-CA
Daily Grills
3
(3)
2007
(1)
% of
Sales
$4,064
100%
$1,085
26.7%
$2,979
73.3%
$637
15.7%
$1,322
48.1%

Attractive New Unit Economic Model
The Grills Daily Grills
(1)
Average size 7-8,000 sq ft 6-7,000 sq ft
Revenue $4.5 - $6.0 MM $3.8 - $5.0 MM
Restaurant level cash flow
$750,000
15%
$640,000
16%
Pre-opening costs $350-450,000 $350-$450,000
Total cash investment
(2)
$1.75 - $2.75 MM $1.5 - $2.5 MM
Cash ROI 30 – 45% 30 – 40%
(1) Represents non-California Daily Grill restaurants
(2) Total cash investment is net of TIA of $100-$150 per sq ft

Managed Restaurant Structure
GRIL
• Operations control
• Management fee of
5-8% of revenues
Hotel
• 100% tenant
improvements (TIA)
• 8-9% return on TIA
Clearly aligned goals to maximize income
Restaurant income
GRIL 25-40%                           Balance to Hotel
Premier third-party restaurant operator for hotels
(breakfast, lunch, dinner, banquets, bar and room service)

Managed Locations
$2.94
$3.22
$3.46
$3.96
$4.17
$3.20
2002 2003 2004 2005 2006 2007
Strong growth in managed locations will lead
to incremental cash flow with minimal capital outlay
Average Unit Sales
($ millions)
Note: Excludes subsidized Long Beach location, as well as the 2007 openings - Seattle and Memphis.
All managed locations currently operate as Daily Grills.

The GRILL ON THE ALLEY

DAILY GRILL

WESTIN HOTELS & RESORTS

STARWOOD HOTELS & RESORTS WORLDWIDE, INC.

HYATT

HANDLERY HOTELS

The Georgetown Inn WASHINGTON, D.C.

Marriott

Hilton

Sheraton HOTELS & RESORTS

Multiple Growth Strategies
• Enhance and evolve concepts
– Menu initiatives
– Selected unit upgrades and remodeling
• Continue to build and attract quality employees
– Incentive and recognition programs
– Maintain high AUVs
• Enhance operating and profit margins
– Modest menu pricing increases
– Leverage existing infrastructure
– Expand outside California
• Leverage hotel unit potential and partners
– Proven food and beverage solution to hotel operators
– Multi-day parts, room service, choice of casual or fine dining
• Focus on Company owned and managed operations
– Hub & spokes in large MSAs
– Incremental cash flow with minimal capital outlay

32 Financial Overview

Strong System-Wide Sales Growth
($ millions except # of restaurants)
28
25
23
24
# of restaurants open at end of year
FY 2006 was a 53-week fiscal year for financial statement purposes.
For comparative purposes, the above FY 2006 totals represent a 52-wk year.
$49.9
$61.5
$68.0
$24.3
$27.1
$28.6
$34.4
$54.7
FY04 FY05 FY06 FY 07
Consolidated Sales Managed and Licensed Restaurant Gross Sales

Annual EBITDA Generation
$1,733
$3,515
$2,610
$470
$3,236
$1,733
$3,236
$3,515
$3,080
FY04 FY05 FY06 FY07
EBITDA SOX costs & EBITDA for remodeled restaurants
($ thousands)
(1)  2006 EBITDA excludes a one-time, non-recurring HRP transaction, net of tax benefit.
Refer to Appendix to see EBITDA reconciliation to net income (loss).
(2) 2007 EBITDA includes estimated SOX implementation costs ($350,000) and impact of the closure of three restaurants for remodeling ($120,000)

FY04
(52 weeks)
FY05
(52 weeks)
FY06
(3)
(52-week
comparison)
FY07
(52 weeks)
Weighted average weekly sales per
restaurant (1)
The Grill
$ 77,545 $ 85,110 $ 92,124 $ 100,113
Daily Grill 57,757 59,456 63,731 66,022
Comparable restaurant sales (2)
The Grill 2.1% 9.8% 12.3% 11.7%
Daily Grill 4.6% 1.1% 5.5% 4.7%
Consolidated 3.7% 4.3% 7.9% 7.4%
Total sales (in thousands)
The Grill $ 16,129 $ 17,703 $ 21,680 $ 26,029
Daily Grill 33,809 37,003 39,768 41,990
Total consolidated sales $  49,938 $  54,706 $  61,448 $ 68,019
% Growth 8.9% 9.5% 12.3% 10.7%
Strong Sales Momentum
(1)  Weighted average weekly sales includes Company restaurants
(2)  Change in comparable restaurant sales includes Company restaurants open at least 18 months
(3)  As FY 2006 consisted of 53 weeks, the 52-week comparison is provided

Quarterly Same-Store Sales Comps
-6%
-4%
-2%
0%
2%
4%
6%
8%
10%
12%
14%
16%
18%
20%
22%
1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q Q1
The Grill Daily Grill
2003                            2004                             2005 2006                           2007   2008
Note: 4Q06 same-store sales comps are based on a 13-week comparison. 4Q06 was a 14-week quarter, while all other represented quarters were 13 weeks.
4Q07 comparison based on a 12-week comparison.  Week 13 in 4Q07 included Christmas, whereas 4Q06 did not.  Same-
store sales on a 13-week comparison would have been <0.6%> for Daily Grills and 1.5% for Grills

Annual Same-Store Sales Comps
4.0%
5.5%
1.6%
7.8%
2.0%
-3.6%
6.1%
3.7%
4.3%
7.9%
7.4%
1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007
Note: FY 2000 and FY 2006 same-store sales comps are based on a 52-week comparison. FY 2000 and FY 2006 were 53-week fiscal years, while all other represented years were 52 weeks.

Consistent Operating Cost Structure
28.7%
28.4%
29.0%
28.2%
0%
10%
20%
30%
Cost of goods sold
Restaurant operating
costs
(1)
as a percentage of total restaurant sales
59.8%
59.5%
60.0%
61.2%
35%
45%
55%
65%
2004 2005 2006 2007
(1)  Restaurant operating costs includes payroll expenses

Investing in Infrastructure for Growth
As a percentage of
consolidated revenue
(1)
7.5%
6.7%
6.0% 6.0%
1%
4%
7%
10%
2004 2005 2006 2007
As a percentage of
system-wide sales
10.8%
9.5%
8.7%
8.6%
1%
4%
7%
10%
General and Administrative Expenses
(1) Consolidated revenue includes company-owned restaurant sales and management and license fees
Note:  2007 G& A expenses include estimated SOX implementation costs of $350,000

Key Investment Highlights
• Under-penetrated, proven dual-brand concept provides long-
term growth opportunity
• High quality, expansive menu with broad guest appeal across multiple-day parts
• Accelerating development plans, with ample room to grow
• Selected unit upgrades reinvigorating sales growth
• Successful track record of performance; powerful same-store sales growth
• Attractive unit economics – cash on cash returns of 30% - 45%
• Strengthened financial structure, performance momentum
• Experienced management team with significant infrastructure in place to support long-term growth

LD Micro Conference Omni Los Angeles April 29, 2008 Presented by CEO Philip Gay

Appendix
EBITDA Reconciliation
FY04 FY05 FY06
(1)
FY07
($ in thousands)
Net $        38  $      939 $    1,304 $    (1,300)
Add/(subtract):
Interest expense, net 272 128 258 164
Provision/(benefit) for income taxes 65 179 (4,489) (483)
Depreciation & amortization 2,005 2,248 2,325 2,627
Pre-opening costs 167 301 483 1,401
Minority interest (814) (559) 254 201
Debt extinguishment costs -- -- 279 --
Contract termination costs -- -- 3,101 --
EBITDA $   1,733 $   3,236 $   3,515 $    2,610
(1)  2006 EBITDA excludes a one-time, non-recurring HRP transaction, net of tax benefit.